UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2025
ADVANCED FLOWER CAPITAL INC.
(Exact name of Registrant as Specified in Its Charter)

Maryland	001-39995	85-1807125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
477 S. Rosemary Ave., Suite 301
West Palm Beach, FL, 33401
(Address of principal executive offices, including zip code)
561-510-2390
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AFCG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On November 6, 2025, Advanced Flower Capital Inc. (the “Company”) held a special meeting of shareholders (the “Special Meeting”). At the Special Meeting, shareholders of the Company’s common stock considered and voted on proposals intended to facilitate the conversion of the Company (the “Conversion”) from a real estate investment trust to a business development company regulated under the Investment Company Act of 1940, as amended (the “1940 Act”), which are described below and in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on September 16, 2025. As of the record date of September 15, 2025, there were 22,594,541 outstanding shares of common stock entitled to vote at the Special Meeting, at which quorum was present. The final voting results on the matters submitted to shareholders at the Special Meeting are set forth below.
Proposal I—Approval of Investment Advisory Agreement
The Company’s shareholders voted to approve a new, 1940 Act-compliant investment advisory agreement by and between the Company and AFC Management, LLC, the Company’s external manager, which would replace the existing management agreement (the “Investment Advisory Agreement”).

Votes For	Votes Against	Abstain
13,174,530	541,875	124,887
The approval of the Investment Advisory Agreement required the affirmative vote of the lesser of: (A) the holders of 67% or more of the total outstanding shares present at the Special Meeting, if the holders of more than 50% of the total outstanding shares entitled to vote on the matter, are present or represented by proxy; or (B) the holders of a majority of the total outstanding shares entitled to vote on the matter.
Proposal II—Approval of Application of Reduced Asset Coverage Requirements to the Company
The Company’s shareholders voted to approve the application of the reduced asset coverage requirements in Section 61(a)(2) of the Investment Company Act of 1940, as amended, to the Company, which would permit the Company to increase the maximum amount of leverage that it would otherwise be permitted to incur by reducing the asset coverage requirement applicable to the Company from 200% to 150% (the “Reduced Asset Coverage Requirement”).

Votes For	Votes Against	Abstain
12,903,849	790,942	146,501
The approval of the Reduced Asset Coverage Requirement required the affirmative vote of the majority of votes cast on the proposal.
Item 8.01 Other Events.
On November 6, 2025, the Company issued a press release related to the Conversion and announcing the results of the Special Meeting. A copy of the press release is furnished as Exhibit 99.1 hereto.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
99.1	Press Release issued by Advanced Flower Capital Inc. on November 6, 2025.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED FLOWER CAPITAL INC.

	By:	/s/ Brandon Hetzel
Brandon Hetzel
Chief Financial Officer and Treasurer
Date: November 6, 2025
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